MITCHELL HUTCHINS SERIES TRUST--AGGRESSIVE GROWTH PORTFOLIO       ANNUAL REPORT

PERFORMANCE AT A GLANCE

Comparison of the change of a $10,000 investment in Mitchell Hutchins Series Trust--Aggressive Growth Portfolio (Class H) and the S&P 500 Index, from November 2, 1993 through December 31, 2000

[CHART]

[PLOT POINTS]

                      AGGRESSIVE GROWTH
                      PORTFOLIO (CLASS H)       S&P 500 INDEX
    11/93                    $9,890            $9,905
    12/93                    $9,964           $10,025
     1/94                   $10,365           $10,366
     2/94                   $10,224           $10,085
     3/94                    $9,734            $9,646
     4/94                    $9,924            $9,770
     5/94                    $9,750            $9,929
     6/94                    $9,289            $9,686
     7/94                    $9,449           $10,003
     8/94                   $10,071           $10,412
     9/94                    $9,900           $10,158
    10/94                   $10,000           $10,386
    11/94                    $9,469           $10,008
    12/94                    $9,675           $10,156
     1/95                    $9,565           $10,419
     2/95                   $10,056           $10,824
     3/95                   $10,257           $11,144
     4/95                   $10,347           $11,471
     5/95                   $10,558           $11,929
     6/95                   $11,139           $12,206
     7/95                   $11,831           $12,610
     8/95                   $12,041           $12,641
     9/95                   $12,222           $13,175
    10/95                   $12,112           $13,127
    11/95                   $12,292           $13,702
    12/95                   $11,710           $13,967
     1/96                   $11,989           $14,442
     2/96                   $12,402           $14,576
     3/96                   $12,464           $14,716
     4/96                   $13,280           $14,932
     5/96                   $13,642           $15,316
     6/96                   $13,218           $15,374
     7/96                   $12,216           $14,694
     8/96                   $13,012           $15,005
     9/96                   $14,220           $15,848
    10/96                   $14,168           $16,285
    11/96                   $14,664           $17,515
    12/96                   $14,665           $17,168
     1/97                   $15,125           $18,239
     2/97                   $13,926           $18,383
     3/97                   $13,265           $17,630
     4/97                   $13,679           $18,680
     5/97                   $15,080           $19,822
     6/97                   $15,954           $20,704
     7/97                   $17,814           $22,350
     8/97                   $17,881           $21,098
     9/97                   $19,116           $22,252
    10/97                   $18,108           $21,509
    11/97                   $17,828           $22,505
    12/97                   $17,710           $22,892
     1/98                   $17,816           $23,144
     2/98                   $19,547           $24,812
     3/98                   $20,723           $26,083
     4/98                   $21,054           $26,349
     5/98                   $19,930           $25,896
     6/98                   $20,895           $26,947
     7/98                   $19,587           $26,661
     8/98                   $15,569           $22,809
     9/98                   $16,560           $24,271
    10/98                   $17,261           $26,242
    11/98                   $18,728           $27,832
    12/98                   $20,420           $29,435
     1/99                   $20,689           $30,665
     2/99                   $19,042           $29,712
     3/99                   $19,611           $30,900
     4/99                   $20,629           $32,096
     5/99                   $20,644           $31,338
     6/99                   $22,201           $33,078
     7/99                   $21,977           $32,046
     8/99                   $21,438           $31,886
     9/99                   $21,513           $31,012
    10/99                   $22,441           $32,975
    11/99                   $23,459           $33,644
    12/99                   $25,540           $35,623
     1/00                   $23,294           $33,834
     2/00                   $27,067           $33,195
     3/00                   $27,525           $36,441
     4/00                   $26,669           $35,344
     5/00                   $24,985           $34,620
     6/00                   $27,774           $35,472
     7/00                   $26,504           $34,918
     8/00                   $30,203           $37,087
     9/00                   $30,148           $35,128
    10/00                   $27,553           $34,981
    11/00                   $22,611           $32,224
    12/00                   $24,323           $32,382


AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 12/31/00

                                                  6 Months     1 Year      5 Years      Inception*
Aggressive Growth Portfolio                       -12.43%      -4.76%      15.74%       13.20%
S&P 500 Index                                      -8.71       -9.10       18.33        18.21

* Inception: since commencement of issuance on November 2, 1993 for Class H shares.

  The investment return and the principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns for periods of less than one year are not annualized. Past performance is no guarantee of future performance. Figures assume reinvestment of all dividends and capital gains distributions, if any, at net asset value on the payable dates and do not include sales charges. Performance relates to the Portfolio and does not reflect separate account charges applicable to variable annuity contracts.


[SIDENOTE]

The graph depicts the performance of Mitchell Hutchins Series Trust-- Aggressive Growth Portfolio (Class H) versus the S&P 500 Index. It is important to note the Aggressive Growth Portfolio is a professionally managed mutual fund while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

ANNUAL REPORT

                                                               February 15, 2001
Dear Contract Owner,

We are pleased to present you with the annual report for Mitchell Hutchins Series Trust--Aggressive Growth Portfolio (the "Portfolio") for the fiscal year ended December 31, 2000.

MARKET REVIEW

[GRAPHIC]

Sustaining the momentum of 1999's record upturn, U.S. equities rallied to even greater heights during the early part of the first quarter. By early March, however, stock prices began moving lower. For the fiscal year ended December 31, 2000, the S&P 500 Index retreated 9.1% while the tech-heavy Nasdaq Composite slipped 39.3%, giving back much of the 85.6% surge it produced in 1999. In fact, the Nasdaq posted positive returns in only three months in 2000.

Concerns over the "five Es" characterized the market's performance during the year: earnings, the economy, energy, the euro, and the election. As corporate earnings decelerated, the economy slowed, energy prices spiked, the euro sagged and the U.S. presidential election dragged on; investor enthusiasm for equities began to wane. In response to deteriorating economic conditions, the U.S. Federal Reserve (the "Fed") shifted from a tight monetary stance to an easing bias at its last policy meeting of the year. In January 2001, the Federal Reserve cut interest rates by 100 basis points. Computer software and telecommunications issues, in particular, remained under pressure as companies continued to warn about unfavorable sales and profit trends.

During the second half of 2000, Class H shares of the Portfolio declined 12.43%, compared to the S&P 500 Index's 8.71% drop. For the year, the Portfolio outperformed the benchmark, falling 4.76% against the aforementioned 9.10% decline in the S&P 500 Index. In addition to falling equity prices, 2000 was characterized by extreme volatility. Intra-day price swings of the S&P 500 Index were well above their 10-year average, and Nasdaq volatility was the highest in the Index's 30-year history.

PORTFOLIO REVIEW

During the fiscal year ended December 31, 2000, stock selection in the health technology/services, technology, utilities and consumer services sectors helped the Portfolio outperform the S&P 500 Index. Overweight positions in the health technology and consumer services areas also positively influenced performance. Within the health technology/services sector, stellar returns and an overweight position in the medical supply industry strongly contributed to the Portfolio's performance during 2000, as did stock selection among pharmaceutical firms. Drilling down in the technology sector, stock selection and overweight holdings in the software industry positively influenced Portfolio returns. Specifically, top-performing holdings for the year included MedImmune Inc., a biotechnology firm, and

MITCHELL HUTCHINS SERIES TRUST--AGGRESSIVE GROWTH PORTFOLIO       ANNUAL REPORT


Adobe Systems (both sold during the period), which develops desktop publishing and imaging software.

The Portfolio maintained an overweight position in technology versus the S&P 500 Index during the period, as we continued to uncover attractive stocks meeting our investment criteria in the sector. We also increased the Portfolio's weighting in the healthcare services and consumer services sectors based on our company-by-company research.

Driven by the same bottom-up analysis, we reduced our weighting in the producers/manufacturing, insurance services and retail trade sectors during the latter half of the period as we identified better candidates elsewhere.

PORTFOLIO STATISTICS


CHARACTERISTICS*                                          12/31/00            6/30/00
---------------------------------------------------------------------------------------------------------------------------
Number of Securities                                        76                 82
Net Assets ($mm)                                          $9.0              $13.6
Stocks                                                   100.4%              99.4%
Cash/Other Assets                                          0.3%               0.6%
Liabilities in Excess of Other Assets                     -0.6%              --
---------------------------------------------------------------------------------------------------------------------------


TOP FIVE SECTORS*                  12/31/00                                     6/30/00
---------------------------------------------------------------------------------------------------------------------------
Technology                             40.6%  Technology                           43.0%
Healthcare                             23.5   Consumer Cyclicals                   16.4
Energy                                 12.8   Healthcare                           13.4
Finance/Banking                         7.6   Utilities                             7.3
Utilities                               3.5   Energy                                6.8
---------------------------------------------------------------------------------------------------------------------------
Total                                  88.0%  Total                                86.9%

TOP TEN HOLDINGS*                  12/31/00                                     6/30/00
---------------------------------------------------------------------------------------------------------------------------
Millennium Pharmaceuticals              3.0%  Allergan                              3.1%
Waters                                  2.8   Integrated Device Technology          2.9
Idec Pharmaceuticals                    2.7   Comverse Technology                   2.6
Helmerich & Payne                       2.5   MedImmune                             2.4
Fiserv                                  2.5   Waters                                2.3
SEI                                     2.4   Adobe Systems                         2.2
Smith International                     2.2   Robert Half International             2.2
Concord EFS                             2.0   Univision Communications              2.0
Convergys                               1.9   International Rectifier               2.0
Rational Software                       1.9   Convergys                             1.9
---------------------------------------------------------------------------------------------------------------------------
Total                                  23.9%  Total                                23.6%

* Weightings represent percentages of net assets as of the dates indicated. The Portfolio is actively managed and its composition will vary over time.

ANNUAL REPORT

OUTLOOK

As we enter 2001, our U.S. equity market outlook is cautiously optimistic, as we expect further earnings disappointments during the first part of the year--especially within the technology sector. Longer-term, our outlook is positive, with several factors setting the stage for stock prices to potentially climb higher:

- A DECLINING INTEREST RATE ENVIRONMENT. The Federal Reserve's easing of 100 basis points in January 2001--the sharpest single-month cut since November 1984--can be viewed as a pre-emptive move to prevent the economy from sliding into recession. We believe the potential for further rate cuts in the near term is high.

- A REBOUND IN CORPORATE PROFITS. First Call projects that corporate profits, after slowing to nearly a standstill in the first half of 2001, are expected to recapture their momentum and rise by 7.6% in the third quarter.

- A NORMALIZATION OF EXPECTATIONS. Stock prices that reflect more normal earnings expectations, particularly within the technology sector, may also fuel a renewed interest in equity investing.

In an environment of slowing economic activity, investors are typically willing to pay a premium for the fastest-growing companies, boding well for growth managers. We expect that a strict adherence to our investment philosophy and process will lead us to areas of strength in 2001 and help us identify those companies with accelerating earnings and superior appreciation potential.



Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your support and welcome any questions or comments you may have.

Sincerely,

/s/ BRIAN M. STORMS

Brian M. Storms
President and
Chief Executive Officer
Mitchell Hutchins
Asset Management Inc.



This letter is intended to assist shareholders in understanding how the Portfolio performed during the fiscal year ended December 31, 2000, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances.

MITCHELL HUTCHINS SERIES TRUST--AGGRESSIVE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS                 DECEMBER 31, 2000

NUMBER OF
 SHARES                                                         VALUE
---------                                                       -----

COMMON STOCKS--100.36%
ALCOHOL--1.16%
       1,300   Coors Adolph Co. ...........................   $  104,406
                                                              ----------
BANKS--2.73%
       3,200   Mercantile Bankshares Corp. ................      138,200
       3,100   Silicon Valley Bancshares* .................      107,144
                                                              ----------
                                                                 245,344
                                                              ----------
BEVERAGES & TOBACCO--1.29%
       2,900   Pepsi Bottling Group, Inc. .................      115,819
                                                              ----------
COMPUTER HARDWARE--2.03%
       2,500   RSA Security, Inc.* ........................      132,188
       1,800   SanDisk Corp. ..............................       49,950
                                                              ----------
                                                                 182,138
                                                              ----------
COMPUTER SOFTWARE--9.78%
         700   Internet Security Systems, Inc. ............       54,906
       1,900   Manhattan Associates, Inc. .................       80,987
       2,400   Manugistics Group, Inc.* ...................      136,800
       1,100   Mercury Interactive Corp.* .................       99,275
       2,200   Micromuse, Inc. ............................      132,791
       4,400   Rational Software Corp.* ...................      171,325
       3,900   Serena Software, Inc. ......................      133,514
       3,500   Sybase, Inc. ...............................       69,344
                                                              ----------
                                                                 878,942
                                                              ----------
CONSTRUCTION--1.54%
       4,300   Quanta Services, Inc. ......................      138,406
                                                              ----------
DRUGS & MEDICINE--12.85%
         900   Allergan, Inc. .............................       87,131
       2,100   Cor Therapeutics, Inc. .....................       73,894
         700   Forest Laboratories, Inc.* .................       93,013
       1,300   Idec Pharmaceuticals Corp. .................      246,431
       4,400   Ivax Corp. .................................      168,520
       2,700   King Pharmaceuticals, Inc. .................      139,556
       4,300   Millennium Pharmaceuticals, Inc. ...........      266,062
       1,000   Sepracor, Inc. .............................       80,125
                                                              ----------
                                                               1,154,732
                                                              ----------
ELECTRIC UTILITIES--3.48%
       3,100   Calpine Corp. ..............................      139,693
       1,500   Idacorp, Inc. ..............................       73,594
       2,300   Reliant Energy, Inc. .......................       99,619
                                                              ----------
                                                                 312,906
                                                              ----------
ELECTRICAL EQUIPMENT--10.26%
       2,800   Amphenol Corp. .............................      109,725
       4,900   Andrew Corp.* ..............................      106,575
       3,100   DSP Group, Inc.* ...........................       65,245
       2,800   Globespan Semiconductor, Inc. ..............       77,000
       4,300   Kemet Corp. * ..............................       65,038
       2,800   Technitrol, Inc.* ..........................      115,150
ELECTRICAL EQUIPMENT--(CONCLUDED)
       1,200   Tollgrade Communications, Inc. .............   $   43,800
       5,900   Vishay Intertechnology, Inc. ...............       89,237
       3,000   Waters Corp.* ..............................      250,500
                                                              ----------
                                                                 922,270
                                                              ----------
ENERGY RESERVES & PRODUCTION--3.27%
       1,800   Dynegy, Inc. ...............................      100,912
       1,000   Murphy Oil Corp. ...........................       60,438
       2,800   Newfield Exploration Co. ...................      132,825
                                                              ----------
                                                                 294,175
                                                              ----------
FINANCIAL SERVICES--3.59%
       4,050   Concord EFS, Inc. ..........................      177,947
       1,200   Gallagher Arthur J. & Co. ..................       76,350
       2,600   Metris Companies, Inc. .....................       68,412
                                                              ----------
                                                                 322,709
                                                              ----------
INDUSTRIAL SERVICES & SUPPLIES--1.03%
       3,500   Robert Half International, Inc.* ...........       92,750
                                                              ----------
INFORMATION & COMPUTER SERVICES--7.96%
       3,800   Convergys Corp. ............................      172,188
       1,600   DST Systems, Inc. ..........................      107,200
       4,700   Fiserv, Inc.* ..............................      222,956
       1,900   SEI Corp. ..................................      212,800
                                                              ----------
                                                                 715,144
                                                              ----------
LEISURE--2.57%
       3,100   International Game Technology ..............      148,800
       6,100   Oakley, Inc. ...............................       82,350
                                                              ----------
                                                                 231,150
                                                              ----------
MEDIA--0.78%
       1,100   Time Warner Telecom, Inc. ..................       69,781
                                                              ----------
MEDICAL PRODUCTS--4.32%
       2,600   Dentsply International, Inc. ...............      101,725
       1,900   Genzyme Corp.* .............................      170,881
       3,200   Techne Corp.* ..............................      115,400
                                                              ----------
                                                                 388,006
                                                              ----------
MEDICAL PROVIDERS--6.28%
       5,300   Coventry Health Care, Inc. .................      141,444
       1,700   Cytyc Corp. ................................      106,356
         700   Laboratory Corp. of America Holdings .......      123,200
       1,300   Lifepoint Hospitals, Inc. ..................       65,163
         900   Quest Diagnostics, Inc.* ...................      127,800
                                                              ----------
                                                                 563,963
                                                              ----------
OIL REFINING--3.73%
       2,700   Smith International, Inc. * ................      201,319
       3,600   Valero Energy Corp. ........................      133,875
                                                              ----------
                                                                 335,194
                                                              ----------

MITCHELL HUTCHINS SERIES TRUST--AGGRESSIVE GROWTH PORTFOLIO


NUMBER OF
 SHARES                                                         VALUE
---------                                                       -----
COMMON STOCKS--(CONCLUDED)
OIL SERVICES--5.81%
       2,000   BJ Services Co.* ...........................   $  137,750
       5,200   Helmerich & Payne, Inc. ....................      228,150
       3,600   Noble Drilling Corp. .......................      156,375
                                                              ----------
                                                                 522,275
                                                              ----------
OTHER INSURANCE--1.27%
       1,950   AMBAC Financial Group, Inc. ................      113,709
                                                              ----------
RESTAURANTS--1.04%
       4,100   Darden Restaurants, Inc. ...................       93,788
                                                              ----------
SEMICONDUCTOR--10.52%
       4,500   Electro Scientific Industries, Inc.* .......      126,000
       4,200   Exar Corp. .................................      130,134
       4,000   Integrated Device Technology ...............      132,500
SEMICONDUCTOR--(CONCLUDED)
       4,100   International Rectifier Corp. ..............   $  123,000
       4,875   Microchip Technology, Inc.* ................      106,945
       3,000   Nvidia Corp. ...............................       98,297
       2,100   Semtech Corp. ..............................       46,331
       5,100   Silicon Storage Technology, Inc.(1) ........       60,244
       3,100   Transwitch Corp. ...........................      121,288
                                                              ----------
                                                                 944,739
                                                              ----------
SPECIALTY RETAIL--3.07%
       2,700   BJ's Wholesale Club, Inc. ..................      103,612
       3,100   CDW Computer Centers, Inc.* ................       86,413
       2,700   Tiffany & Co. ..............................       85,388
                                                              ----------
                                                                 275,413
                                                              ----------
Total Common Stocks (cost--$8,940,482) ....................    9,017,759
                                                              ----------



PRINCIPAL
 AMOUNT
  (000)                                                                              MATURITY DATE    INTEREST RATE
---------                                                                            -------------    -------------
REPURCHASE AGREEMENT--0.27%
        $24      Repurchase Agreement dated 12/29/00 with State Street Bank and
                    Trust Co. collateralized by $25,000 U.S. Treasury Notes,
                    5.875% due 11/15/04 (value--$25,787); proceeds: $24,016
                    (cost--$24,000) ................................................     01/02/01          5.850%            24,000

Total Investments (cost--$8,964,482)--100.63% ......................................                                      9,041,759
Liabilities in excess of other assets--(0.63)% .....................................                                        (56,216)
                                                                                                                         ----------
Net Assets--100.00% ................................................................                                     $8,985,543
                                                                                                                         ==========

*   Non-Income producing security
(1)  Security, or a portion thereof, was on loan at December 31, 2000.


See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--AGGRESSIVE GROWTH PORTFOLIO


STATEMENT OF ASSETS AND LIABILITIES                                                                               DECEMBER 31, 2000

ASSETS
Investments, at value (cost--$8,964,482) .......................................................................    $9,041,759
Investment of cash collateral received for securities loaned, at value (cost--$58,500) .........................        58,500
Cash ...........................................................................................................           379
Dividends and interest receivable ..............................................................................           550
Other assets ...................................................................................................         1,122
                                                                                                                    ----------
Total assets ...................................................................................................     9,102,310
                                                                                                                    ----------
LIABILITIES
Collateral for securities loaned ...............................................................................        58,500
Payable to affiliates ..........................................................................................         6,188
Accrued expenses and other liabilities .........................................................................        52,079
                                                                                                                    ----------
Total liabilities ..............................................................................................       116,767
                                                                                                                    ----------
NET ASSETS
Beneficial interest shares of $0.001 par value outstanding--1,019,655 (unlimited amount authorized) ............     6,384,606
Accumulated net realized gains from investment transactions ....................................................     2,523,660
Net unrealized appreciation of investments .....................................................................        77,277
                                                                                                                    ----------
Net assets .....................................................................................................    $8,985,543
                                                                                                                    ==========
Net asset value, offering price and redemption value per share .................................................         $8.81
                                                                                                                         =====

See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--AGGRESSIVE GROWTH PORTFOLIO


STATEMENT OF OPERATIONS

                                                                                                                      FOR THE
                                                                                                                     YEAR ENDED
                                                                                                                  DECEMBER 31, 2000
                                                                                                                  -----------------
INVESTMENT INCOME:
Dividends .....................................................................................................    $      38,418
Interest  .....................................................................................................            1,046
                                                                                                                   -------------
                                                                                                                          39,464
                                                                                                                   -------------
EXPENSES:
Investment advisory and administration ........................................................................          103,735
Professional fees .............................................................................................           33,395
Reports and notices to shareholders ...........................................................................           26,525
Custody and accounting ........................................................................................            9,769
Trustees' fees ................................................................................................            7,500
Transfer agency fees and related service expenses .............................................................            1,500
Other expenses ................................................................................................            2,150
                                                                                                                   -------------
                                                                                                                         184,574
                                                                                                                   -------------
Net investment loss ...........................................................................................         (145,110)
                                                                                                                   -------------
REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENT ACTIVITIES:
Net realized gains from investment transactions ...............................................................        2,689,986
Net change in unrealized appreciation/depreciation of investments .............................................       (2,696,698)
                                                                                                                   -------------
NET REALIZED AND UNREALIZED LOSSES FROM INVESTMENT ACTIVITIES .................................................           (6,712)
                                                                                                                   -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ..........................................................    $    (151,822)
                                                                                                                   =============


See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--AGGRESSIVE GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                             FOR THE YEARS
                                                                                                            ENDED DECEMBER 31,
                                                                                                    ------------------------------
                                                                                                          2000           1999
                                                                                                    ---------------  -------------
FROM OPERATIONS:
Net investment loss .............................................................................      $  (145,110)  $  (163,039)
Net realized gains from investment transactions .................................................        2,689,986     7,364,887
Net change in unrealized appreciation/depreciation of investments ...............................       (2,696,698)   (3,678,094)
                                                                                                       -----------   -----------
Net increase (decrease) in net assets resulting from operations .................................         (151,822)    3,523,754
                                                                                                       -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains from investment transactions .................................................       (7,222,937)       --
                                                                                                       -----------   -----------
FROM BENEFICIAL INTEREST TRANSACTIONS:
Net proceeds from the sale of shares ............................................................          267,737       341,163
Cost of shares repurchased ......................................................................       (6,620,882)   (9,539,022)
Proceeds from dividends reinvested ..............................................................        7,222,937     2,449,404
                                                                                                       -----------   -----------
Net increase (decrease) in net assets from beneficial interest transactions .....................          869,792    (6,748,455)
                                                                                                       -----------   -----------
Net decrease in net assets ......................................................................       (6,504,967)   (3,224,701)
NET ASSETS:
Beginning of year ...............................................................................       15,490,510    18,715,211
                                                                                                       -----------   -----------
End of year .....................................................................................      $ 8,985,543   $15,490,510
                                                                                                       ===========   ===========

See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

    Mitchell Hutchins Series Trust--Aggressive Growth Portfolio (the "Portfolio") is a diversified Portfolio of Mitchell Hutchins Series Trust (the "Fund"), which is organized under Massachusetts law by a Declaration of Trust dated November 21, 1986 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund operates as a series company currently offering thirteen Portfolios. Shares of the Portfolio are offered to insurance company separate accounts which fund certain variable contracts.

    The Fund accounts separately for the assets, liabilities and operations for each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them on a pro rata basis.

    The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

    VALUATION OF INVESTMENTS--The Portfolio calculates its net asset value based on the current market value for its portfolio securities. The Portfolio normally obtains market values for its securities from independent pricing sources. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber"), an indirect wholly owned subsidiary of UBS AG, and investment adviser and administrator of the Portfolio, or by the Portfolio's sub-adviser, Nicholas-Applegate Capital Management ("NACM"). If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund's board of trustees (the "board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the board determines that this does not represent fair value.

    REPURCHASE AGREEMENTS--The Portfolio's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Portfolio may participate in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

    INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost basis. Dividend income is

NOTES TO FINANCIAL STATEMENTS


recorded on the ex-dividend date ("ex-date"). Interest income is recorded on an accrual basis. Premiums are amortized and discounts are accreted as adjustments to interest income and the identified cost of investments.

    DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles in the United States. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

INVESTMENT ADVISER AND ADMINISTRATOR

    The board has approved an investment advisory and administration contract with Mitchell Hutchins, under which Mitchell Hutchins serves as investment adviser and administrator of the Portfolio. In accordance with the Advisory Contract, the Portfolio pays Mitchell Hutchins an investment advisory and administration fee, which is computed daily and payable monthly, at an annual rate of 0.80% of the Portfolio's average daily net assets. Mitchell Hutchins pays NACM to serve as the Portfolio's sub-adviser. Mitchell Hutchins (not the Portfolio) pays the sub-adviser a fee, computed daily and paid monthly, at an annual rate of 0.50% of the Portfolio's average daily net assets. At December 31, 2000, the Portfolio owed Mitchell Hutchins $6,160 in investment advisory and administration fees. Mitchell Hutchins waived a portion of its investment advisory and administration fees in connection with the Portfolio's investment of cash collateral from securities lending transactions in the Mitchell Hutchins Private Money Market Fund LLC. For the year ended December 31, 2000, Mitchell Hutchins waived $13.

    For the year ended, December 31, 2000, the Portfolio did not pay brokerage commissions to PaineWebber for transactions executed on behalf of the Portfolio.

SECURITY LENDING

    The Portfolio may lend securities up to 33-1/3% of its total assets to qualified institutions. The loans are secured at all times by cash or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Portfolio will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Portfolio receives compensation, which is included in interest income, for lending its securities from interest earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. For the year ended December 31, 2000, PaineWebber earned $80 in compensation as the Portfolio's lending agent and the Portfolio earned compensation of $236 net of fees, rebates and expenses. At December 31, 2000, the Portfolio owed PaineWebber $28 in compensation. PaineWebber also has been approved as a borrower under the Portfolio's securities lending program.

    At December 31, 2000, the Portfolio had securities on loan having a market value of $53,156. The Portfolio's custodian held cash having an aggregate value of $58,500 as collateral for Portfolio securities loaned which was invested as follows:


NUMBER OF
 SHARES                                                                   VALUE
58,500   AIM Liquid Assets Portfolio (cost--$58,500) .................  $58,500
                                                                        -------
                                                                        -------

NOTES TO FINANCIAL STATEMENTS

BANK LINE OF CREDIT

    The Portfolio may participate with other funds managed by Mitchell Hutchins in a $200 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Portfolio at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Portfolio has agreed to pay commitment fees, pro rata, based on the relative asset size of the funds in the Facility. Interest is charged to the Portfolio at rates based on prevailing market rates in effect at the time of borrowings. During the year ended December 31, 2000, the Portfolio had an amount outstanding under the facility on August 28 through August 29, 2000 of $1,000,000 with an interest rate of 6.9625%. The Portfolio did not borrow under the facility at any other time during the year ended December 31, 2000.

INVESTMENTS IN SECURITIES

    For federal income tax purposes, the cost of securities owned at December 31, 2000 was substantially the same as the cost of securities for financial statement purposes.

    At December 31, 2000, the components of net unrealized appreciation of investments were as follows:

    Gross appreciation (investments having an excess of value over cost) ......................     $   1,376,772
    Gross depreciation (investments having an excess of cost over value) ......................        (1,299,495)
                                                                                                    -------------
    Net unrealized appreciation of investments ................................................     $      77,277
                                                                                                    -------------
                                                                                                    -------------

    For the year ended December 31, 2000, total aggregate purchases and sales of portfolio securities, excluding short-term securities, were $15,912,955 and $22,405,110, respectively.

FEDERAL TAX STATUS

    The Portfolio intends to distribute all of its taxable income and to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required.

    To reflect reclassifications arising from permanent "book/tax" differences for the year ended December 31, 2000, distributions in excess of the Portfolios' accumulated net investment loss were decreased by $145,110 and accumulated net realized gain was decreased by $145,110. Permanent book/tax differences are primarily attributable to net operating losses.

    In accordance with U.S. Treasury Regulations, the Portfolio has elected to defer realized capital losses of $4,157 arising after October 31, 2000. Such losses are treated for tax purposes as arising on January 1, 2001.

SHARES OF BENEFICIAL INTEREST

    There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                                                       FOR THE YEARS
                                                           ENDED
                                                       DECEMBER 31,
----------------------------------------------------------------------------
                                                  2000               1999
Shares sold .................................    18,125              25,360
Shares redeemed .............................  (616,025)           (671,577)
Dividends reinvested ........................   709,522             182,112
                                               --------             -------
Net increase (decrease) .....................   111,622            (464,105)
                                               --------             -------
                                               --------             -------

12

MITCHELL HUTCHINS SERIES TRUST--AGGRESSIVE GROWTH PORTFOLIO


FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year is presented below:



                                                                              FOR THE YEARS ENDED DECEMBER 31,
                                                                   -------------------------------------------------------
                                                                     2000        1999        1998        1997        1996
                                                                   -------   ---------    --------    --------   ---------

Net asset value, beginning of year .............................    $17.06    $  13.64    $  13.40    $  13.09   $  11.34
                                                                   -------   ---------    --------    --------   ---------
Net investment loss ............................................     (0.14)      (0.18)      (0.12)      (0.09)     (0.10)
Net realized and unrealized gains from investments .............      0.48        3.60        2.15        2.78       2.93
                                                                   -------   ---------    --------    --------   ---------
Net increase from investment operations ........................      0.34        3.42        2.03        2.69       2.83
                                                                   -------   ---------    --------    --------   ---------
Distributions from net realized gains from investments .........     (8.59)        --        (1.79)      (2.38)     (1.08)
                                                                   -------   ---------    --------    --------   ---------
Net asset value, end of year ...................................   $  8.81    $  17.06    $  13.64    $  13.40   $  13.09
                                                                   -------   ---------    --------    --------   ---------
                                                                   -------   ---------    --------    --------   ---------

Total investment return(1) .....................................     (4.76)%     25.07%      15.30%      20.76%     25.23%
                                                                   -------   ---------    --------    --------   ---------
                                                                   -------   ---------    --------    --------   ---------

Ratios/Supplemental Data:
Net assets, end of year (000's) ................................    $8,986     $15,491     $18,715     $19,076    $19,167
Expenses to average net assets .................................      1.42%       1.38%       1.21%       1.18%      1.52%
Net investment loss to average net assets ......................     (1.12)%     (0.95)%     (0.70)%     (0.59)%    (0.74)%
Portfolio turnover rate ........................................       124%        135%         73%         89%       115%

------------
(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates and a sale at net asset value on the last day of each year reported. The figures do not include additional contract level charges; results would be lower if such charges were included.

MITCHELL HUTCHINS SERIES TRUST--AGGRESSIVE GROWTH PORTFOLIO


REPORT OF INDEPENDENT AUDITORS


The Board of Trustees and Shareholders
Mitchell Hutchins Series Trust--Aggressive Growth Portfolio


    We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Mitchell Hutchins Series Trust--Aggressive Growth Portfolio (the "Portfolio") (one of the Portfolios constituting Mitchell Hutchins Series Trust (the "Fund")) as of December 31, 2000 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mitchell Hutchins Series Trust--Aggressive Growth Portfolio at December 31, 2000, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


                                                         /s/ ERNST & YOUNG LLP

New York, New York
February 7, 2001

ANNUAL REPORT

MITCHELL
HUTCHINS SERIES

TRUST



AGGRESSIVE

GROWTH

PORTFOLIO





-C-2001 PaineWebber Incorporated
All rights reserved.


DECEMBER 31, 2000